General Information	12 Months Ended
Dec. 31, 2020
Disclosure of general information about financial statements [Abstract]
General Information	GENERAL INFORMATION
Principal activities
The Group is principally engaged in the operation of casino games of chance or games of other forms and the development and operation of destination properties and other ancillary services in Macao. The Group’s immediate holding company is Venetian Venture Development Intermediate II. Las Vegas Sands Corp. (“LVS”), a company incorporated in Nevada, U.S.A., indirectly holds 69.93% ownership interest in the Group as at December 31, 2020 and is the Group’s ultimate holding company.
The Company was incorporated in the Cayman Islands on July 15, 2009 as an exempted company with limited liability under the Companies Act (as amended) of the Cayman Islands. The address of the Company’s registered office in the Cayman Islands is Intertrust Corporate Services (Cayman) Limited, One Nexus Way, Camana Bay, Grand Cayman, KY1-9005, Cayman Islands. The Company’s principal place of business in Hong Kong is Level 54, Hopewell Centre, 183 Queen’s Road East, Hong Kong.
The Group owns and operates The Venetian Macao Resort Hotel ("The Venetian Macao"), The Londoner Macao (formerly Sands Cotai Central), The Parisian Macao, The Plaza Macao, and Sands Macao. The Group’s properties collectively feature some of the world’s largest casinos, luxury suites and hotel rooms, different restaurants and food outlets, spas and theaters for live performances, as well as other integrated resort amenities.
During 2020, the Group had accomplishments in furthering several strategic objectives. The Group continued progress on the key development projects in Macao for the conversion of Sands Cotai Central into The Londoner Macao and opened The Grand Suites at Four Seasons in October 2020, featuring gaming spaces and 289 luxury suites. Construction of The Londoner Court is now complete and the Group expects it to open in 2021. The Londoner Macao project is being delivered in phases, which started in 2020 and will continue throughout 2021.
The Company’s shares were listed on the Main Board of the Stock Exchange on November 30, 2009.
The consolidated financial statements are presented in millions of United States dollars (“US$ in millions”), unless otherwise stated.
The consolidated financial statements were approved for issue by the Board of Directors on March 12, 2021.
COVID-19 Pandemic
In early January 2020, an outbreak of a respiratory illness caused by a novel coronavirus was identified and the disease has since spread rapidly across the world causing the World Health Organization to declare the outbreak of a pandemic on March 12, 2020 (the “COVID-19 Pandemic”). As a result, people across the globe were advised to avoid non-essential travel. Steps were also taken by various countries, to restrict inbound international travel and implement closures of non-essential operations, including our integrated resorts for certain periods in 2020 to contain the spread of the virus.
Visitation to Macao decreased substantially throughout 2020 as a result of various government policies limiting travel. Travel restrictions and quarantine requirements in Macao have varied in response to changes in circumstances in other countries. Currently, other than people from low risk cities in China able to enter Macao quarantine free subject to them holding the appropriate travel documents, a negative COVID-19 test result and a green health-code, a complete ban on entry, or a need to undergo enhanced quarantine requirements depending on the person’s residency and their recent travel history, remains in place.
The China Individual Visit Scheme (“China IVS”) and tour group visas recommenced for certain regions from August 12, 2020, and were extended to all of mainland China effective September 23, 2020.
Following suspension of all gaming operations on February 5, 2020 by the Macao government, the Company’s Macao casino operations resumed on February 20, 2020, except for operations at The Londoner Macao (formerly Sands Cotai Central), which resumed on February 27, 2020. From February 20, 2020, various health safeguards were implemented by the Macao government, such as mandatory mask protection, limitation on the number of seats per table game, slot machine spacing, temperature checks, as well as a requirement to present a negative COVID-19 test certificate prior to entering casinos. On March 3, 2021, the negative COVID-19 test requirement to enter casinos was lifted. Management is currently unable to determine when the remaining measures will be eased or cease to be necessary.
Some of the Company’s Macao hotel facilities were also closed during the casino suspension in response to the drop in visitation and, with the exception of the Conrad Hotel, which reopened on June 13, 2020, these hotels were gradually reopened from February 20, 2020. In support of the Macao government’s initiatives to fight the COVID-19 Pandemic, the Company provided one tower (approximately 2,000 hotel rooms) at the Sheraton Grand Macao to the Macao government to house individuals who returned to Macao for quarantine purposes. This tower has been utilized for quarantine purposes on several occasions including from March 28 to April 30, 2020; from June 7 to August 14, 2020; from December 20, 2020 to February 6, 2021; and from February 19, 2021 to a current estimated end date of April 18, 2021.
Operating hours at restaurants across the Company’s properties are continuously being adjusted in line with movements in guest visitation. The majority of retail outlets in the Company’s various shopping malls are open with reduced operating hours. The timing and manner in which these areas will return to full operation are currently unknown.
The Hong Kong government temporarily closed the Hong Kong China Ferry Terminal in Kowloon on January 30, 2020, and the Hong Kong Macau Ferry Terminal in Hong Kong on February 4, 2020. In response, the Company suspended its Macao ferry operations between Macao and Hong Kong. The timing and manner in which the Company’s normal ferry operations will be able to resume are currently unknown.
The Company's operations have been significantly impacted by the lack of visitation to Macao. The Macao government announced total visitation from mainland China to Macao decreased 83.0% for 2020, as compared to 2019. The Macao government also announced gross gaming revenue decreased by 79.3% for 2020, as compared to 2019.
The disruptions arising from the COVID-19 Pandemic had a significant adverse impact on the Company’s financial condition, operations and cash flows during the year ended December 31, 2020. The duration and intensity of this global health emergency and related disruptions are uncertain. Given the dynamic nature of these circumstances, the impact on the Company’s consolidated results of operations, cash flows and financial condition may continue to be material in the future, but cannot be reasonably estimated at this time as it is unknown when the COVID-19 Pandemic will end, when or how quickly the current travel and operational restrictions will be modified or ceased to be necessary and the resulting impact on the Company’s business and the willingness of tourism customers to spend on travel and entertainment and business customers to spend on MICE.
While each of the Company’s properties are currently open and operating at reduced levels due to lower visitation and the implementation of required safety measures, the current economic and regulatory environment on a global basis and in Macao continues to evolve. The Company cannot predict the manner in which governments will react as the global and regional impact of the COVID-19 Pandemic changes over time, which could significantly alter the Company’s current operations.
The Company has a strong balance sheet and sufficient liquidity in place, including total cash and cash equivalents balance, excluding restricted cash and cash equivalents, of US$861 million and access to US$2.02 billion of available borrowing capacity from the 2018 SCL Revolving Facility as at December 31, 2020. On January 25, 2021, the Company entered into an agreement with lenders to increase the commitments under the 2018 SCL Credit Facility by HK$3.83 billion (approximately US$494 million at the exchange rate in effect on the date of this transaction). Subsequently, on January 29, 2021, the Company drew down US$29 million and HK$2.13 billion (approximately US$274 million at the exchange rate in effect on January 29, 2021) under this facility for general corporate purposes, resulting in a remaining available borrowing capacity of US$2.21 billion. Based on the current forecasts, the Company believes it is able to support continuing operations, complete the major construction projects that are underway and respond to the current COVID-19 Pandemic challenges. The Company has taken various mitigating measures to manage through the current environment, including a cost and capital expenditure reduction program to minimize cash outflow of non-essential items.